                       SECURITIES AND EXCHANGE COMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                    CURRENT REPORT UNDER SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):   November 10, 2003


                                  NOVAVAX, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)

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             DELAWARE                   0-26770                   22-2816046
             --------                   -------                   ----------
 (State or other jurisdiction of        (Commission              (I.R.S. Employer
   incorporation or organization)        File No.)                Identification No.)
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                     8320 GUILFORD ROAD, COLUMBIA, MD       21046
                     --------------------------------       -----
               (Address of principal executive offices)   (Zip code)


                                 (301) 854-3900
                                 --------------
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


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                                  NOVAVAX, INC.
                       ITEMS TO BE INCLUDED IN THIS REPORT

ITEM 7. EXHIBITS.

        99.1    Press Release dated November 10, 2003.


ITEM 12.RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On November 10, 2003, Novavax, Inc. reported its third quarter earnings for 2003.

        A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.



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





                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                            NOVAVAX, INC.


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
Date: November 10, 2003                                By:  /s/ Dennis W. Genge
                                                            ------------------------------------------------
                                                            Dennis W. Genge, Vice President and Chief
                                                            Financial Officer/Treasurer
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